SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 3, 2003
                         CITADEL SECURITY SOFTWARE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                            000-33491                   75-2873882

(STATE OR OTHER              (COMMISSION FILE NUMBER)          (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION
INCORPORATION)                                                 NUMBER)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292



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Item 9. Regulation FD Disclosure and
Item 12. Results of Operations and Financial Condition.

On October 3, 2003, the Registrant issued a press release regarding an update to forward-looking statements relating to 2003 and the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein. The information furnished in this Form 8-K, including the press release contained in exhibit 99.1, shall not be deemed to be "filed" for the purposes of Securities Exchange Act of 1934.

Item 7.  Exhibits and Financial Statements

Exhibit 99.1 Press Release dated October 3, 2003 of the Registrant.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By:  /s/  RICHARD CONNELLY
     ---------------------
          Richard Connelly
          Chief Financial Officer

Dated as of October 3, 2003


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